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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


       Date of Report (Date of earliest event reported): February 10, 2006


                        PROVIDENT BANKSHARES CORPORATION
           ----------------------------------------------------------
               (Exact name of registrant as specified in charter)


       MARYLAND                    0-16421                    52-1518642
----------------------        ------------------         ----------------------
    (State or other              (Commission                (IRS Employer
    jurisdiction of              File Number)             Identification No.)
    incorporation)

              114 EAST LEXINGTON STREET, BALTIMORE, MARYLAND 21202
          -------------------------------------------------------------
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (410) 277-7000
                                                           --------------

                                 NOT APPLICABLE
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 2.02    RESULTS OF OPERATION AND FINANCIAL CONDITION
             --------------------------------------------

         On February 10, 2006, Provident Bankshares Corporation issued a letter to its shareholders including 2005 financial highlights, an update of the Corporation's business strategies and an outlook for fiscal 2006. A copy of the letter is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


ITEM 9.01    FINANCIAL STATEMENTS AND OTHER EXHIBITS
             ---------------------------------------

             Exhibit 99.1   Shareholder Letter, dated February 10, 2006







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PROVIDENT BANKSHARES CORPORATION



                                      /s/ Robert L. Davis
                                      --------------------------------
                                      Robert L. Davis
                                      General Counsel

Date: February 10, 2006






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